FARM BUREAU LIFE INSURANCE COMPANY

Farm Bureau Life Variable Account
Supplement Dated January 21, 2004
to the
Prospectus For
Flexible Premium Last Survivor Variable Life
Insurance Policy
(Dated May 1, 2003)


This supplement describes certain information about the flexible premium last survivor variable life insurance policy (the "Policy") included in the above referenced prospectus. Please read this supplement carefully and retain it with your Policy prospectus for future reference.

Effective May 1, 2004, the T. Rowe Price Mid-Cap
Growth Subaccount ("MCG Subaccount") will not be available for investment (allocation of premium payments and transfers) under Policies issued on or after that date. The MCG Subaccount will continue to be available for investment to a Policyowner whose Policy is issued on or before April 30, 2004 ("Existing Owner"). Existing
Owners may continue to allocate premium payments to and make transfers from the other Subaccounts and the Declared Interest Option to the MCG
Subaccount. Existing Owners may also continue to make transfers from the MCG Subaccount to the other Subaccounts and the Declared Interest Option.